EXHIBIT 99.1

                         Camden Property Trust Announces
                     Second Quarter 2006 Operating Results


    HOUSTON--(BUSINESS WIRE)--Aug. 3, 2006--Camden Property Trust (NYSE:CPT) announced that its funds from operations ("FFO") for the second quarter of 2006 totaled $0.89 per diluted share or $53.4 million, as compared to $0.80 per diluted share or $47.0 million for the same period in 2005. FFO for the six months ended June 30, 2006 totaled $1.77 per diluted share or $105.2 million, as compared to $1.88 per diluted share or $101.5 million for the same period in 2005. FFO for the six months ended June 30, 2005 included a $0.45 per diluted share impact from the sale of technology investments, and a $0.26 per diluted share charge for transaction compensation and merger expenses relating to Camden's merger with Summit Properties Inc. ("Summit").

    Net Income ("EPS")

    The Company reported net income ("EPS") of $34.6 million or $0.61 per diluted share for the second quarter of 2006, as compared to $21.9 million or $0.39 per diluted share for the same period in 2005. EPS for the three months ended June 30, 2006 included a $0.43 per diluted share impact from gain on sale of properties and discontinued operations, as compared to a $0.39 per diluted share impact for the same period in 2005.
    For the six months ended June 30, 2006, net income totaled $76.0 million or $1.36 per diluted share, as compared to $188.5 million or $3.53 per diluted share for the same period in 2005. EPS for the six months ended June 30, 2006 included a $0.96 per diluted share impact from gain on sale of land, joint venture properties and discontinued operations. EPS for the six months ended June 30, 2005 included a $3.12 per diluted share impact from gain on sale of properties and discontinued operations, $0.45 per diluted share income from the sale of technology investments, and a $0.26 per diluted share charge for transaction compensation and merger expenses relating to Camden's merger with Summit Properties Inc.
    A reconciliation of net income to FFO is included in the financial tables accompanying this press release.

    Same-Property Results

    For the 50,732 apartment homes included in consolidated same-property results, second quarter 2006 same-property net operating income ("NOI") growth was 8.7% compared to the second quarter of 2005, with revenues increasing 7.5% and expenses increasing 5.5%. On a sequential basis, second quarter 2006 same-property NOI increased 1.7% compared to first quarter 2006, with revenues increasing 1.7% and expenses increasing 1.7% compared to the prior quarter. On a year-to-date basis, 2006 same-property NOI increased 9.5%, with revenue growth of 7.9% and expense growth of 5.3% compared to the same period in 2005. Same-property physical occupancy levels for the combined portfolio averaged 95.7% during the second quarter of 2006, compared to 95.3% in the second quarter of 2005 and 96.0% in the first quarter of 2006.
    The Company defines same-property communities as communities owned by either Camden or Summit and stabilized as of January 1, 2005, excluding properties held for sale. A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

    Development Activity

    As of June 30, 2006, Camden had two completed apartment communities in lease-up: Camden Dilworth in Charlotte, NC, an $18.0 million project that is currently 94% leased; and Camden Westwind in Ashburn, VA, a $97.6 million project that is currently 58% leased.
    Camden announced two new development starts during the quarter:
Camden Summerfield in Frederick, MD, with 291 apartment homes; and Camden Orange Court in Orlando, FL, with 261 apartment homes. Total budgeted costs for those projects are $68.0 million and $49.0 million, respectively, with initial occupancy expected to occur in late 2007 and early 2008 respectively. The Company's current development pipeline includes 11 wholly-owned communities with 3,901 apartment homes and a total budgeted cost of $721.0 million, and two joint venture communities with 561 apartment homes and a total budgeted cost of $150.0 million. Of those 13 communities, five are currently in lease-up. Camden Fairfax Corner in Fairfax, VA is currently 81% leased; Camden Manor Park in Raleigh, NC is currently 57% leased; Camden Clearbrook in Frederick, MD is currently 31% leased; Camden Royal Oaks in Houston, TX is currently 23% leased; and Camden Old Creek in San Marcos, CA is currently 4% leased.

    Acquisition/Disposition Activity

    During the quarter, Camden disposed of three wholly-owned apartment communities: Camden Pass, a 456-home apartment community in Tucson, AZ, for $20.3 million; Camden Trails, a 264-home apartment community in Dallas, TX, for $8.8 million; and Camden Wilshire, a 536-home apartment community in Houston, TX, for $20.4 million. Gain on sale of those three properties totaled $23.7 million. In addition, the Company sold a 4.7 acre parcel of undeveloped land in College Park, MD for a gain of $0.8 million.
    Subsequent to quarter-end, the company acquired Camden Stoneleigh, a 390-home apartment community in Austin, TX for $35.3 million, and disposed of Camden Oaks, a 446-home apartment community in Dallas, TX, for $19.2 million. The Company also sold Summit Hollow, a 232-home joint venture apartment community in Charlotte, NC for $15.5 million subsequent to quarter-end. Camden's pro-rata share of that disposition totaled $3.9 million.

    Properties and Land Held for Sale

    At June 30, 2006, Camden had three operating communities consisting of 1,260 apartment homes classified as held for sale. These properties included: Camden Oaks, a 446-home apartment community in Dallas, TX; Camden Crossing, a 366-home apartment community in Houston, TX; and Camden Wyndham, a 448-home apartment community in Houston, TX. The Company also had 13.9 acres of undeveloped land in Southeast Florida, Dallas, TX and Long Beach, CA classified as held for sale at quarter-end. Subsequent to quarter-end, the Company disposed of Camden Oaks.

    Earnings Guidance

    Camden raised its earnings guidance for 2006 FFO. Full-year 2006 FFO is now expected to be $3.60 to $3.75 per diluted share. The Company also provided guidance of $0.93 to $0.97 per diluted share for third quarter 2006 FFO. EPS is expected to be $1.87 to $2.02 per diluted share for full-year 2006, and $0.28 to $0.32 per diluted share for the third quarter of 2006, excluding any future gains from operating property sales.
    The Company's 2006 earnings guidance is based on projections of same-property revenue growth between 5.75% and 6.75%, same-property expense growth between 4.5% and 5.5%, same-property NOI growth between 7.0% and 8.0%, acquisitions of $100 to $200 million, dispositions of $200 to $400 million and future development starts of $150 to $200 million.
    Camden updates its earnings guidance to the market on a quarterly basis. A reconciliation of expected net income to expected FFO is included in the financial tables accompanying this press release.

    Conference Call

    The Company will hold a conference call on Friday, August 4, 2006 at 10:00 a.m. Central Time to review its second quarter results and discuss its outlook for future performance. To participate in the call, please dial 877-407-0782 (domestic) or 201-689-8567
(international) by 9:50 a.m. Central Time and request the Camden Property Trust Second Quarter 2006 Earnings Call, or join the live webcast of the conference call by accessing the Investor Relations section of the Company's website at www.camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company's website under Earnings Releases or by calling Camden's Investor Relations Department at 800-922-6336.

    Forward-Looking Statements

    In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

    About Camden

    Camden Property Trust is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 185 properties containing 63,449 apartment homes across the United States. Upon completion of 13 properties under development, the Company's portfolio will increase to 67,911 apartment homes in 198 properties.
    For additional information, please contact Camden's Investor Relations Department at 800-922-6336 or 713-354-2787 or access our website at www.camdenliving.com.



CAMDEN                                               OPERATING RESULTS
            (In thousands, except per share and property data amounts)

----------------------------------------------------------------------

(Unaudited)                      Three Months Ended  Six Months Ended
                                      June 30,           June 30,
                                 ------------------ ------------------
OPERATING DATA                     2006     2005      2006   2005 (a)
------------------------------   ------------------ ------------------
Property revenues
Rental revenues                  $137,591 $123,442  $272,380 $226,224
Other property revenues            13,582   11,056    26,306   20,446
                                 ------------------ ------------------
   Total property revenues        151,173  134,498   298,686  246,670

Property expenses
Property operating and
 maintenance                       40,520   36,259    79,495   68,437
Real estate taxes                  16,296   15,225    32,726   27,847
                                 ------------------ ------------------
   Total property expenses         56,816   51,484   112,221   96,284

Non-property income
Fee and asset management            3,120    1,834     5,597    9,140
Sale of technology investments          -        -         -   24,199
Interest and other income           3,611    1,265     4,364    4,488
Income on deferred
 compensation plans                 2,331    2,095     2,381    2,118
                                 ------------------ ------------------
   Total non-property income        9,062    5,194    12,342   39,945

Other expenses
Property management                 4,966    3,922     9,192    7,142
Fee and asset management            3,238    1,043     4,604    2,991
General and administrative          8,036    6,558    15,450   11,834
Transaction compensation and
 merger expenses                        -      261         -   14,085
Interest                           31,379   28,584    62,416   52,085
Depreciation and amortization      41,242   44,182    78,295   75,840
Amortization of deferred
 financing costs                      909      796     1,956    2,017
Expense on deferred
 compensation plans                 2,331    2,095     2,381    2,118
                                 ------------------ ------------------
   Total other expenses            92,101   87,441   174,294  168,112
                                 ------------------ ------------------

Income from continuing
 operations before gain on
 sale of properties, equity in
 income of joint ventures and
 minority interests                11,318      767    24,513   22,219
Gain on sale of properties,
 including land                       810        -     1,309  132,117
Equity in income of joint
 ventures                             569      245     2,886      355
Minority interests:
 Distributions on perpetual
  preferred units                  (1,750)  (1,750)   (3,500)  (3,528)
 Original issuance costs on
  redeemed perpetual preferred
  units                                 -        -         -     (365)
 Income allocated to common
  units and other minority
  interests                        (1,182)    (570)   (2,536)  (1,703)
                                 ------------------ ------------------
Income (loss) from continuing
 operations                         9,765   (1,308)   22,672  149,095
 Income from discontinued
  operations                        1,165    1,447     3,031    3,329
 Gain on sale of discontinued
  operations                       23,652   21,724    51,044   36,115
 Income from discontinued
  operations allocated to
  common units                          -      (11)     (722)     (23)
                                 ------------------ ------------------
Net income                        $34,582  $21,852   $76,025 $188,516
                                 ================== ==================

PER SHARE DATA
------------------------------
  Net income - basic                $0.62    $0.41     $1.38    $3.78
  Net income - diluted               0.61     0.39      1.36     3.53
  Income (loss) from
   continuing operations -
   basic                             0.17    (0.02)     0.41     2.99
  Income (loss) from
   continuing operations -
   diluted                           0.17    (0.03)     0.41     2.80

Weighted average number of
 common and common equivalent
 shares outstanding:
     Basic                         55,506   53,873    54,901   49,909
     Diluted                       56,683   55,538    56,083   53,916

PROPERTY DATA
------------------------------
  Total operating properties
   (end of period) (b)                186      191       186      191
  Total operating apartment
   homes in operating
   properties (end of period)
   (b)                             63,737   65,992    63,737   65,992
  Total operating apartment
   homes (weighted average)        56,533   56,296    56,855   53,476
  Total operating apartment
   homes - excluding
   discontinued operations
   (weighted average)              54,772   52,759    54,575   49,826


(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.
(b) Includes joint ventures and properties held for sale.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.


CAMDEN                                           FUNDS FROM OPERATIONS
            (In thousands, except per share and property data amounts)

----------------------------------------------------------------------


(Unaudited)                      Three Months Ended  Six Months Ended
                                      June 30,           June 30,
                                 ------------------ ------------------
FUNDS FROM OPERATIONS              2006     2005      2006   2005 (a)
------------------------------   ------------------ ------------------

  Net income                      $34,582  $21,852   $76,025 $188,516
  Real estate depreciation and
   amortization from
   continuing operations           40,579   43,575    76,978   74,606
  Real estate depreciation
   from discontinued
   operations                           -    1,430       346    2,857
  Adjustments for
   unconsolidated joint
   ventures                           764    1,297     1,545    1,965
  Income from continuing
   operations allocated to
   common units                     1,130      572     2,433    1,705
  Income from discontinued
   operations allocated to
   common units                         -       11       722       23
  (Gain) on sale of operating
   properties                           -        -         - (132,117)
  (Gain) on sale of
   discontinued operations        (23,652) (21,724)  (51,044) (36,104)
  (Gain) on sale of joint
   venture properties                   -        -    (1,763)       -
                                 ------------------ ------------------
     Funds from operations -
      diluted                     $53,403  $47,013  $105,242 $101,451
                                 ================== ==================

PER SHARE DATA
------------------------------
  Funds from operations -
   diluted                          $0.89    $0.80     $1.77    $1.88
  Cash distributions                 0.66     0.64      1.32     1.27

Weighted average number of
 common and common equivalent
 shares outstanding:
     FFO - diluted                 60,083   58,407    59,539   53,916

PROPERTY DATA
------------------------------
  Total operating properties
   (end of period) (b)                186      191       186      191
  Total operating apartment
   homes in operating
   properties (end of period)
   (b)                             63,737   65,992    63,737   65,992
  Total operating apartment
   homes (weighted average)        56,533   56,296    56,855   53,476
  Total operating apartment
   homes - excluding
   discontinued operations
   (weighted average)              54,772   52,759    54,575   49,826


(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.
(b) Includes joint ventures and properties held for sale.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.


CAMDEN                                                  BALANCE SHEETS
                                                        (In thousands)

-------------- -------------------------------------------------------

   (Unaudited)     Jun 30,    Mar 31,    Dec 31,    Sep 30,    Jun 30,
                     2006       2006       2005       2005       2005
               -------------------------------------------------------
ASSETS
Real estate
 assets, at
 cost
 Land            $697,690   $664,219   $646,854   $660,748   $657,433
 Buildings and
  improvements  4,074,737  3,892,700  3,840,969  3,881,682  3,839,732
               -------------------------------------------------------
                4,772,427  4,556,919  4,487,823  4,542,430  4,497,165
 Accumulated
  depreciation   (786,208)  (732,984)  (716,650)  (713,991)  (694,120)
               -------------------------------------------------------
   Net
    operating
    real
    estate
    assets      3,986,219  3,823,935  3,771,173  3,828,439  3,803,045
 Properties
  under
  development,
  including
  land            427,500    419,843    372,976    377,787    368,022
 Investments
  in joint
  ventures          8,270      8,199      6,096      6,937     11,830
 Properties
  held for
  sale             55,562    188,477    172,112     51,741     39,930
               -------------------------------------------------------
   Total real
    estate
    assets      4,477,551  4,440,454  4,322,357  4,264,904  4,222,827
Accounts
 receivable -
 affiliates        33,408     33,361     34,084     35,313     35,084
Notes
 receivable
 Affiliates        23,327     22,531     11,916     11,505     11,108
 Other              9,211     13,264     13,261     24,865     32,283
Other assets,
 net (a)          111,636    102,269     99,516    100,080    101,475
Cash and cash
 equivalents       49,700      1,256      1,576      1,076      6,432
Restricted
 cash               5,194      5,269      5,089      5,829      6,375
               -------------------------------------------------------
   Total
    assets     $4,710,027 $4,618,404 $4,487,799 $4,443,572 $4,415,584
               =======================================================



LIABILITIES
 AND
 SHAREHOLDERS'
 EQUITY
Liabilities
 Notes payable
   Unsecured   $1,940,693 $2,118,403 $2,007,164 $1,903,094 $1,860,107
   Secured        620,592    623,250    625,927    661,723    672,557
Accounts
 payable and
 accrued
 expenses         117,301    116,215    108,979    102,231    104,216
Accrued real
 estate taxes      31,280     17,818     26,070     39,740     29,510
Other
 liabilities
 (b)               99,460     98,327     88,811     84,835     62,753
Distributions
 payable           43,031     40,612     38,922     38,933     39,513
               -------------------------------------------------------
   Total
    liabil-
    ities       2,852,357  3,014,625  2,895,873  2,830,556  2,768,656

Commitments
 and
 contingencies

Minority
 interests
 Perpetual
  preferred
  units            97,925     97,925     97,925     97,925     97,925
 Common units     106,217    113,034    112,637    115,190    118,119
 Other
  minority
  interests        10,555     10,512     10,461     10,425      9,878
               -------------------------------------------------------
   Total
    minority
    interests     214,697    221,471    221,023    223,540    225,922

Shareholders'
 equity
 Common shares
  of
  beneficial
  interest            649        610        608        607        606
 Additional
  paid-in
  capital       2,172,616  1,908,099  1,902,595  1,899,713  1,895,018
 Distributions
  in excess of
  net income     (293,386)  (289,482)  (295,074)  (273,609)  (236,954)
 Employee
  notes
  receivable       (2,035)    (2,046)    (2,078)    (2,087)    (2,084)
 Treasury
  shares, at
  cost           (234,871)  (234,873)  (235,148)  (235,148)  (235,580)
               -------------------------------------------------------
   Total
    share-
    holders'
    equity      1,642,973  1,382,308  1,370,903  1,389,476  1,421,006
               -------------------------------------------------------
   Total
    liabil-
    ities and
    share-
    holders'
    equity     $4,710,027 $4,618,404 $4,487,799 $4,443,572 $4,415,584
               =======================================================



(a) includes:
  net deferred
   charges of:    $13,120    $14,079    $13,061    $13,757    $14,266
  value of in
   place
   leases of:        $431     $1,156     $1,363    $10,561    $18,995

(b) includes:
  deferred
   revenues
   of:             $4,408     $4,843     $2,008     $2,152     $2,300
  above/below
   market
   leases of:         $13        $51        $90       $889     $1,675
  distrib-
   utions in
   excess of
   invest-
   ments in
   joint
   ventures
   of:            $12,701    $11,556    $11,256    $18,730     $7,446


CAMDEN                        NON-GAAP FINANCIAL MEASURES
                              DEFINITIONS & RECONCILIATIONS
                              (In thousands, except per share amounts)
----------------------------------------------------------------------
(Unaudited)

This document contains certain non-GAAP financial measures that management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
---
The National Association of Real Estate Investment Trusts ("NAREIT") currently defines FFO as net income computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden's definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income to FFO is provided below:


                              Three Months Ended    Six Months Ended
                                   June 30,             June 30,
                             -------------------- --------------------
                                2006      2005       2006      2005
                             -------------------- --------------------
  Net income                   $34,582   $21,852    $76,025  $188,516
  Real estate depreciation
   and amortization from
   continuing operations        40,579    43,575     76,978    74,606
  Real estate depreciation
   from discontinued
   operations                        -     1,430        346     2,857
  Adjustments for
   unconsolidated joint
   ventures                        764     1,297      1,545     1,965
  Income from continuing
   operations allocated to
   common units                  1,130       572      2,433     1,705
  Income from discontinued
   operations allocated to
   common units                      -        11        722        23
  (Gain) on sale of operating
   properties                        -         -          -  (132,117)
  (Gain) on sale of
   discontinued operations     (23,652)  (21,724)   (51,044)  (36,104)
  (Gain) on sale of joint
   venture properties                -         -     (1,763)        -
                             -------------------- --------------------
     Funds from operations -
      diluted                  $53,403   $47,013   $105,242  $101,451
                             ==================== ====================

Weighted average number of
 common and common equivalent
 shares outstanding:
    EPS diluted                 56,683    55,538     56,083    53,916
    FFO diluted                 60,083    58,407     59,539    53,916

 Net income per common share
  - diluted                      $0.61     $0.39      $1.36     $3.53
 FFO per common share -
  diluted                        $0.89     $0.80      $1.77     $1.88


Expected FFO
------------
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income (EPS). A reconciliation of the ranges provided for expected net income per diluted share to expected FFO per diluted share is provided below:


                                  3Q06 Range           2006 Range
                                Low       High       Low       High
                             -------------------- --------------------

Expected net income per share
 - diluted                       $0.28     $0.32      $1.87     $2.02
Expected real estate
 depreciation                     0.61      0.61       2.44      2.44
Expected adjustments for
 unconsolidated joint
 ventures                         0.01      0.01       0.05      0.05
Expected income allocated to
 common units                     0.02      0.02       0.10      0.10
Expected (gain) on sale of
 properties held in joint
 ventures                         0.00      0.00      (0.03)    (0.03)
Expected (gain) on sale of
 properties and properties
 held for sale                    0.00      0.00      (0.83)    (0.83)
                             -------------------- --------------------
Expected FFO per share -
 diluted                         $0.93     $0.97      $3.60     $3.75

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements earlier in this document.


Net Operating Income (NOI)
--------------------------
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income to net operating income is provided below:

                              Three Months Ended    Six Months Ended
                                   June 30,             June 30,
                             -------------------- --------------------
                                2006      2005       2006      2005
                             -------------------- --------------------
Net income                     $34,582   $21,852    $76,025  $188,516
Fee and asset management        (3,120)   (1,834)    (5,597)   (9,140)
Sale of technology
 investments                         -         -          -   (24,199)
Interest and other income       (3,611)   (1,265)    (4,364)   (4,488)
Income on deferred
 compensation plans             (2,331)   (2,095)    (2,381)   (2,118)
Property management expense      4,966     3,922      9,192     7,142
Fee and asset management
 expense                         3,238     1,043      4,604     2,991
General and administrative
 expense                         8,036     6,558     15,450    11,834
Transaction compensation and
 merger expenses                     -       261          -    14,085
Interest expense                31,379    28,584     62,416    52,085
Depreciation and amortization   41,242    44,182     78,295    75,840
Amortization of deferred
 financing costs                   909       796      1,956     2,017
Expense on deferred
 compensation plans              2,331     2,095      2,381     2,118
Gain on sale of properties,
 including land                   (810)        -     (1,309) (132,117)
Equity in income of joint
 ventures                         (569)     (245)    (2,886)     (355)
Distributions on perpetual
 preferred units                 1,750     1,750      3,500     3,528
Original issuance costs on
 redeemed perpetual preferred
 units                               -         -          -       365
Income allocated to common
 units and other minority
 interests                       1,182       570      2,536     1,703
Income from discontinued
 operations                     (1,165)   (1,447)    (3,031)   (3,329)
Gain on sale of discontinued
 operations                    (23,652)  (21,724)   (51,044)  (36,115)
Income from discontinued
 operations allocated to
 common units                        -        11        722        23
                             -------------------- --------------------
   Net Operating Income (NOI)  $94,357   $83,014   $186,465  $150,386

"Same Property" Communities    $83,908   $77,187   $166,386  $135,252
Non-"Same Property"
 Communities                     7,963     4,431     16,100     7,938
Development and Lease-Up
 Communities                     1,908         -      2,819         -
Dispositions/Other                 578     1,396      1,160     7,196
                             -------------------- --------------------
   Net Operating Income (NOI)  $94,357   $83,014   $186,465  $150,386


EBITDA
------
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and income allocated to minority interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income to EBITDA is provided below:


                              Three Months Ended    Six Months Ended
                                   June 30,             June 30,
                             -------------------- --------------------
                                2006      2005       2006      2005
                             -------------------- --------------------
Net income                     $34,582   $21,852    $76,025  $188,516
Interest expense                31,379    28,584     62,416    52,085
Amortization of deferred
 financing costs                   909       796      1,956     2,017
Depreciation and amortization   41,242    44,182     78,295    75,840
Distributions on perpetual
 preferred units                 1,750     1,750      3,500     3,528
Original issuance costs on
 redeemed perpetual preferred
 units                               -         -          -       365
Income allocated to common
 units and other minority
 interests                       1,182       570      2,536     1,703
Real estate depreciation from
 discontinued operations             -     1,430        346     2,857
Gain on sale of properties,
 including land                   (810)        -     (1,309) (132,117)
Equity in income of joint
 ventures                         (569)     (245)    (2,886)     (355)
Gain on sale of discontinued
 operations                    (23,652)  (21,724)   (51,044)  (36,115)
Income from discontinued
 operations allocated to
 common units                        -        11        722        23
                             -------------------- --------------------
 EBITDA                        $86,013   $77,206   $170,557  $158,347





    CONTACT: Camden Property Trust, Houston
             Kim Callahan, 713-354-2549